Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 21st day of July, 2010, by and among COPANO ENERGY, L.L.C. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, LC Issuer and Swing Line Lender, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the lenders named therein entered into that certain Amended and Restated Credit Agreement dated as of January 12, 2007, as amended by First Amendment to Amended and Restated Credit Agreement dated as of October 19, 2007 (as heretofore amended, the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.           Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.           Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Second Amendment to Credit Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.           Definitions.

(a)           The definition of “Consolidated Funded Indebtedness” set forth in Section 1.01 of the Original Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, the 2010 Preferred Units shall not constitute Consolidated Funded Indebtedness.

(b)           The definition of “Indebtedness” set forth in Section 1.01 of the Original Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, the 2010 Preferred Units shall not constitute Indebtedness.

(c)           The definition of “Restricted Payment” set forth in Section 1.01 of the Original Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, the issuance of Equity Interests by the Borrower or any Restricted Subsidiary in connection with the conversion of one class, series or type of Equity Interests into another class, series of type of Equity Interests shall not constitute a Restricted Payment.

(d)           The definition of “2010 Preferred Units” is hereby added to Section 1.01 of the Original Agreement in appropriate alphabetical order, to read as follows:

“2010 Preferred Units” means those certain Convertible Preferred Units issued by the Borrower pursuant to that certain Series A Convertible Preferred Unit Purchase Agreement to be dated on or about July 19, 2010 for an aggregate purchase price not to exceed $300,000,000, such units to be substantially in accordance with the terms set forth in that certain [Convertible Preferred Term Sheet dated June 25, 2010].

§ 2.2.           Investments.  The reference to “$35,000,000” set forth in Section 7.02(f)(i) of the Original Agreement is hereby amended to refer instead to “$80,000,000”.

§ 2.3.           Equity Issuances.  The parenthetical set forth in clause (ii) of the first sentence of the last paragraph of Section 7.04 of the Original Agreement is hereby amended to read as follows:

(other than dividends or distributions of additional Equity Interests of such type permitted under Section 7.06(b) or distributions of Available Cash permitted under Section 7.06(d))

§ 2.4.           Commitment Schedule.  Attached hereto as Schedule 2.01 is a list of Lenders, their Commitments and their Commitment Percentages as of the date hereof, which updates and replaces Schedule 2.01 attached to the Original Agreement.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.           Effective Date.  This Amendment shall become effective as of the date first written above, subject to the satisfaction of the following

(a)           Administrative Agent shall have received, at Administrative Agent's office a counterpart of this Amendment executed and delivered by Borrower and Required Lenders;

(b)           Borrower shall have paid to Administrative Agent, for the ratable benefit of each Lender a party hereto, the amendment fees set forth in that certain Fee Letter of even date herewith between Borrower and Administrative Agent.

(c)           Contemporaneously with the effectiveness hereof, Borrower shall issue the 2010 Preferred Units.

(d)           Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

(i)           Supporting Documents.  Such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV. — Representations and Warranties

§ 4.1.           Representations and Warranties of Borrower.  In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)           The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 4.1(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)           No Default exists or will result herefrom.

(c)           No Material Adverse Effect has occurred, and no event or circumstance has occurred that could reasonably be expected to cause a Material Adverse Effect, relating to the consolidated financial condition or business of the Loan Parties since the date of the date of the most recent financial statements delivered pursuant to Section 4.01(a)(viii) or Section 6.01 of the Credit Agreement, as applicable.

(d)           Each Loan Party is Solvent.

(e)           The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(f)           Except as obtained prior to the date hereof, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(g)           This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Loan

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Party, enforceable against each Loan Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

ARTICLE V. — Miscellaneous

§ 5.1.           Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower and each Loan Party that is party hereto.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.           Ratification of Security Documents.  Each Loan Party, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the Loans, Letters of Credit or the Notes, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document.  Each Loan Party hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Loan Party described as Collateral in any Security Document.

§ 5.3.           Survival of Agreements.  All representations, warranties, covenants and agreements of Loan Parties shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.4.           Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.5.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

§ 5.6.           Counterparts.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

[Remainder of Page Intentionally Left Blank, Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COPANO ENERGY, L.L.C.,
as Borrower
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Authorized Signatory
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

BNP PARIBAS., successor-by-merger to Fortis Capital Corp., as a Lender as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

COMPASS BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

SUNTRUST BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

COMERICA BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By	/s/ Authorized Signatory
Name:
Title:

BANK OF SCOTLAND, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

NATIXIS, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

UNION BANK, N.A., f/k/a Union Bank of California, N.A., as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF TEXAS, N.A., as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

STERLING BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:
BAYERISCHES HYPO-UND VEREINSBANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a Calyon New York Branch, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

REGIONS BANK, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

COMPASS BANK, successor-in-interest to Guaranty Bank, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage*
Bank of America, N.A.	$60,000,000	10.909091%
JPMorgan Chase Bank, N.A.	$30,000,000	5.454545%
BNP Paribas, successor-by-merger to Fortis Capital Corp.	$30,000,000	5.454545%
Compass Bank and Compass Bank, successor-in-interest to Guaranty Bank	$44,000,000	8.000000%
U.S. Bank National Association	$25,000,000	4.545455%
Wells Fargo Bank, N.A.	$55,000,000	10.000000%
SunTrust Bank	$25,000,000	4.545455%
Comerica Bank	$25,000,000	4.545455%
Royal Bank of Canada	$25,000,000	4.545455%
Bank of Scotland	$25,000,000	4.545455%
Natixis	$15,000,000	2.727273%
Union Bank, N.A., f/k/a Union Bank of California, N.A.	$15,000,000	2.727273%
Bank of Texas, N.A.	$15,000,000	2.727273%
Sterling Bank	$15,000,000	2.727273%
Morgan Stanley Bank, N.A.	$5,000,000	0.909091%
Deutsche Bank Trust Company Americas	$15,000,000	2.727273%
Keybank, National Association	$15,000,000	2.727273%
Amegy Bank National Association	$15,000,000	2.727273%
Bayerische Hypo-Und Vereinsbank AG, New York Branch	$10,000,000	1.818182%
Credit Suisse	$20,000,000	3.636364%
Trustmark National Bank	$10,000,000	1.818182%
The Bank of Nova Scotia	$10,000,000	1.818182%
Credit Agricole Corporate and Investment Bank, f/k/a Calyon New York Branch	$10,000,000	1.818182%
Regions Bank	$10,000,000	1.818182%
Sumitomo Mitsui Banking Corporation	$10,000,000	1.818182%
Mizuho Corporate Bank, Ltd.	$10,000,000	1.818182%
Barclays Bank PLC	$5,000,000	0.909091%
Goldman Sachs Credit Partners L.P.	$1,000,000	0.181818%
____________________________ Total	___________ $550,000,000	___________ 100.000000%
*Rounded to six decimal places

CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and therein and hereby (i) ratifies, confirms and approves the Credit Agreement, the Amendment, the Guaranty and the other Loan Documents and, in particular, any provisions thereof which relate to such Guarantor, (ii) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Credit Agreement and the Notes are Obligations and are guarantied indebtedness under the Guaranty and are secured indebtedness under, and are secured by each and every Security Document, (iii) ratifies and confirms the Guaranty and each Security Document to which it is a party, (iv) expressly acknowledges and agrees that such Guarantor guarantees all Obligations arising under or in connection with the Credit Agreement and the Notes pursuant to the terms of the Guaranty, and hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Guarantor described as Collateral in any Security Document to secure all such Obligations, and (v) agrees that its obligations and covenants under the Guaranty and each Security Document to which it is a party are unimpaired hereby and shall remain in full force and effect.

ScissorTail Energy, LLC
Copano Energy/Mid-Continent, L.L.C. (f/k/a Copano Energy/Rocky Mountains and Mid-Continent, L.L.C.)
Copano Processing GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Field Services GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines, (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
Copano/Webb-Duval Pipeline GP, L.L.C.
CPNO Services GP, L.L.C.
Copano Energy Finance Corporation

By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

Copano Processing, L.P. Copano Processing GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

Copano NGL Services, L.P. Copano NGL Services GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

Copano Houston Central, L.L.C. CHC LP Holdings, L.L.C. Copano Pipelines Group, L.L.C. Copano General Partners, Inc. CPG LP Holdings, L.L.C. CWDPL LP Holdings, L.L.C. CPNO Services LP Holdings, L.L.C.
By:	/s/ Kristina M. Francis
Name:	Kristina M. Francis
Title:	Vice President and
Assistant Secretary

By:
Copano Field Services/Agua Dulce, L.P.
Copano Field Services/Copano Bay, L.P.
Copano Field Services/Karnes, L.P.
Copano Field Services/Live Oak, L.P.
Copano Field Services/South Texas, L.P.
Copano Field Services/Upper Gulf Coast, L.P.
Copano Field Services GP L.L.C., General Partner

By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

By:	Copano Pipelines/Hebbronville, L.P. Copano Pipelines/South Texas, L.P. Copano Pipelines/Upper Gulf Coast, L.P. Copano Pipelines GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

By:	Copano Pipelines/TGC, L.P. (f/k/a Copano Pipelines/Texas Gulf Coast, L.P.) Copano Pipelines, (Texas) GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer

Copano Field Services/Central Gulf Coast, L.P.
By:	Copano Field Services/Central Gulf Coast GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

Copano Energy Services/Upper Gulf Coast, L.P.
By:	Copano Energy Services GP, L.L.C., General Partner

By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Energy Services/Texas Gulf Coast, L.P.
By:	Copano Energy Services (Texas) GP, L.L.C.,
General Partner

By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano/Webb Duval Pipeline, L.P.
By:	Copano/Webb-Duval Pipeline GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

CPNO Services, L.P.
Copano Risk Management, L.P.
By:	CPNO Services GP, L.L.C., General Partner
By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Cimmarron Gathering, LP
By:	Copano/Red River Gathering GP, L.L.C.,
its general partner

By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano/Red River Gathering GP, L.L.C.
By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano/Red River Gathering LP Holdings, L.L.C.
By:	/s/ Kristina M. Francis
Kristina M. Francis
Vice President and Assistant Secretary

CMW Energy Services, L.L.C.
Greenwood Gathering, L.L.C.
Copano Energy/Rocky Mountains, L.L.C.
Copano Natural Gas/Rocky Mountains, LLC (f/k/a Cantera Natural Gas, LLC)
Copano Pipelines/Rocky Mountains, LLC (f/k/a Cantera Gas Holdings LLC)
Cantera Gas Company LLC
Copano Processing/Louisiana, LLC (f/k/a Cantera Field Services Holdings LLC)

By:	/s/Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Pipelines/North Texas, L.L.C. Copano NGL Services (Markham), L.L.C. Copano Eagle Ford LLC
By:	/s/Carl A. Luna
Name:	Carl A. Luna
Title:	Senior Vice President and
Chief Financial Officer